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                                                                    EXHIBIT 3.44

                                                                       EXHIBIT A

                                     BY-LAWS

                                       OF

                             CMI INTERNATIONAL, INC.

                             A MICHIGAN CORPORATION

1.       SHAREHOLDERS' MEETING

1.1 ANNUAL MEETING. The annual meeting of the Shareholders shall be held in each year after the expiration of the fiscal year of the Corporation at such time and place as shall be determined by the Board of Directors, for the purpose of electing Directors and of transacting such other business as may properly be brought before the meeting.

1.2 ORDER OF BUSINESS. The order of business at the Annual Meeting of the Shareholders shall be as follows:

                  (a)      Roll call;

                  (b)      Reading of notice and proof of mailing;

                  (c) Annual reports of officers consisting of discussion of: balance sheet as of the end of the preceding fiscal year; statement of income for such fiscal year and, if prepared by the Corporation, a statement of source and application of funds for such fiscal year;

                  (d)      Election of Directors;

                  (e)      Transaction of other business as follows:

                                   Unfinished business
                                   New business; and

                  (f)      Adjournment

provided, that, in the absence of any objection, the presiding officer may vary the order of business at his/her discretion.

1.3 SPECIAL MEETINGS. A Special Meeting of the Shareholders may be called to be held at such time and place as may be designated by the Chairperson of the Board, a majority of the Board of Directors, or not less than an aggregate of ten percent (10%) of the outstanding shares of stock of the Corporation having the right to vote at such Special Meeting.

         Upon receipt of a notification in writing setting forth the time, place and purpose of such proposed Special Meeting, signed by the Chairperson of the Board, a majority of the Board of Directors or not less than an aggregate of ten percent (10%) of the

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outstanding shares of stock of the Corporation having a right to vote at such
Special Meeting, the Secretary of this Corporation shall prepare, sign and mail the notice requisite to such meeting.

1.4 NOTICE OF MEETINGS. Written notice of the time, place and purposes of every meeting of the Shareholders of this Corporation shall be given, either personally or by mail, not less than ten (10) nor more than sixty (60) days before said meeting to each Shareholder of record of the Corporation entitled to vote at such meeting. Notices shall state the authority pursuant to which they are issued as, "by order of" the "Chairperson of the Board", "Board of Directors", or "Shareholders".

1.5 WAIVER OF NOTICE. Notice of the time, place and purpose of any meeting of the Shareholders of this Corporation may be waived by telegram, radiogram, cablegram, or other writing either before or after such meeting has been held.

         A Shareholder's attendance at a meeting of Shareholders, in person or by proxy, will result in (a) a waiver of objection to lack of notice or defective notice of the meeting unless the Shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and (b) waiver of objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the Shareholder objects to considering the matter when it is presented.

1.6 QUORUM. At every meeting of the Shareholders, the holders of record of a majority of the outstanding shares of stock of the Corporation entitled to vote at such meeting, whether present in person or represented by proxy, shall constitute a quorum. If less than a quorum shall be present at any meeting of Shareholders, those holders of record of outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, may adjourn the meeting from time to time without further notice other than by announcement at the meeting, until a quorum shall have been obtained, at which time any business may be transacted which might have been transacted at the meeting as first convened, had there been a quorum.

1.7 RECORD DATE. The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the original date fixed for any meeting of Shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock. In such case, such Shareholders and

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only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case way be, notwithstanding any transfer of any stock on the books of the Corporation or otherwise after any such record date is fixed as aforesaid. Nothing in this Section shall affect the rights of a Shareholder and his/her transferee or transferor as between themselves.

1.8 INSPECTION OF LIST OF SHAREHOLDERS. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make and certify a complete list of the Shareholders entitled to vote at a Shareholders meeting or any adjournment thereof. The list shall:

                  (a) Be arranged alphabetically within each class and series, with the address of, and the number of shares held by, each Shareholder.

                  (b)      Be produced at the time and place of the meeting.

                  (c) Be subject to inspection by any Shareholder during the whole time of the meeting.

                  (d) Be prima facie evidence as to who are the Shareholders entitled to examine the list or to vote at the meeting.

1.9 INSPECTORS OF ELECTION. The Board, in advance of a Shareholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a Shareholders' meeting may, and on request of a Shareholder entitled to vote thereat shall, appoint one (1) or more inspectors. In case a person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat.

         The inspectors shall determine the number of shares outstanding and the voting power of each, the share represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Shareholders. On request of the person presiding at the meeting or a Shareholder entitled to vote thereat, the inspectors shall make and execute a written report to the person presiding at the meeting of any of the facts found by them and matters determined by them.

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1.10     VOTING RIGHTS. At all times, each holder of record of the common stock of the Corporation shall be entitled to one vote for each share of common stock standing in his/her name on the books of the Corporation, subject, however, to the full effect of the limitations imposed by the fixed record date for determination of Shareholders set forth elsewhere in this Article. A vote may be cast either orally or in writing as determined by the Chairperson of the meeting.

         When an action other than the election of Directors is to be taken by vote of the Shareholders, it shall be authorized by a majority of the votes cast by the holders of shares entitled to vote thereon unless a greater vote is required by the Articles of Incorporation or by law. Directors shall be elected by a plurality of the votes cast at an election.

1.11 VOTE BY SHAREHOLDER CORPORATION. Shares standing in the name of another domestic or foreign corporation may be voted by an officer or agent, or by proxy appointed by an officer or agent or by some other person, who by action of its Board or pursuant to its by-laws shall be appointed to vote such shares.

1.12 ACTION BY UNANIMOUS WRITTEN CONSENT. Any action required or permitted to be taken at an Annual or Special Meeting of Shareholders may be taken without a meeting, without prior notice and without a vote, if before or after the action all the Shareholders entitled to vote thereon consent thereto in writing.

1.13 ELECTRONIC PARTICIPATION. A Shareholder may participate in a meeting of Shareholders by a conference telephone or by other similar communications equipment through which all persons participating in the meeting may communicate with the other participants. All participants shall be advised of the communications equipment and the names of the participants in the conference shall be divulged to all participants. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.

2. SHAREHOLDER INSPECTION OF BOOKS OF ACCOUNT AND STOCK BOOKS: REPORTS TO SHAREHOLDERS

2.1 BOOKS OF ACCOUNT AND STOCK BOOKS. The Corporation shall keep books and records of account and minutes of the proceedings of the Shareholders, Board and Executive Committee, if any, which may be kept in or outside this state. The Corporation shall keep at its registered office, or at the office of its transfer agent in or outside this state, records containing the names and addresses of all Shareholders, the number, class and series of shares held by each and the dates when they respectively became holders of record thereof. Any of the books, records or minutes may be in written form or in any other form capable of being converted into written

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form within a reasonable time. The Corporation shall convert into written form without charge any record not in written form upon written request of a person entitled to inspect them.

2.2 FINANCIAL STATEMENTS. Upon written request of a Shareholder, the Corporation shall mail to the Shareholder its balance sheet as of the end of the preceding fiscal year; its statement of income for such fiscal year; and, if prepared by the Corporation, its statement of source and application of funds for such fiscal year.

2.3 EXAMINATION OF RECORDS. Any Shareholder of record, in person or by attorney or other agent, has the right during the usual hours of business to inspect for any proper purpose the Corporation's stock ledger, a list of its Shareholders, and its other books and records, if the Shareholder gives the Corporation written demand describing with reasonable particularity his or her purpose and the records he or she desires to inspect, and the records sought are directly connected with the purpose. A proper purpose shall mean a purpose reasonably related to such person's interest as a Shareholder. The demand shall be delivered to the Corporation at its registered office in this state or at its principal place of business. In every instance where an attorney or other agent shall be the person who seeks to inspect, the demand shall be accompanied by a power of attorney or other writing which authorizes the attorney or other agent to act on behalf of the Shareholder.

3.       SHARES

3.1 CERTIFICATES. Every Shareholder of this Corporation shall be entitled to a certificate of his or her shares signed by the Chairperson of the Board, Vice-Chairperson of the Board, President or a Vice-President and which may also be signed by another officer of the Corporation. Each such certificate shall state on its face that the Corporation is formed under the laws of this state, the name of the person to whom issued, the number and class of Shares, and the designation of the series, if any, which the certificate represents. If a certificate is counter-signed by a transfer agent or registered by a registrar acting on behalf of this Corporation, the signature of any such officers may be facsimile.

3.2 TRANSFER. Shares shall be transferable only on the books of the Corporation by the person named in the certificate, or by attorney lawfully constituted in writing, and upon surrender of the certificates therefor. A record shall be made of every such transfer and issue. Whenever any transfer is made for collateral security and not absolutely, the fact shall be so expressed in the entry of such transfer.

3.3 SHAREHOLDERS. The Corporation shall have the right to treat the registered holder of any share as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim

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to, or interest in, such share on the part of any other person, whether or not the Corporation shall have express or other notice thereof, save as may be otherwise provided by statute.

3.4 LIEN FOR STOCKHOLDERS INDEBTEDNESS. The Corporation shall have a lien upon the shares of any holder thereof who is indebted to the Corporation in any way and shall have the right to cancel the holder's right in such amount of the shares as is equivalent to such indebtedness in payment and satisfaction thereof and the discharge of such lien. Further, the Corporation shall have the right to not accept any transfer of shares by the holder thereof which will impair the security of its lien for the balance of the indebtedness then owing by such holder to the Corporation.

3.5 TRANSFER AGENT AND REGISTRAR. The Board of Directors may appoint a transfer agent and a registrar of transfer, and way require all certificates of shares to bear the signature of such transfer agent and of such registrar of transfers.

3.6 REGULATIONS. The Board of Directors shall have power and authority to make such rules and regulations as the Board shall deem expedient regulating the issue, transfer and registration of certificates for shares of this Corporation.

4.       BOARD OF DIRECTORS

4.1 NUMBER AND TERM OF OFFICE. The business, property and affairs of the Corporation shall be managed by a Board of Directors composed of one (1) or more members who need not be Shareholders. The number of Directors for the Board of Directors shall be determined by a majority vote of the Shareholders. The first Board of Directors shall hold office until the first annual meeting of Shareholders. At the first annual meeting of Shareholders and at each annual meeting thereafter, the Shareholders shall elect Directors to hold office until the succeeding annual meeting. A Director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified, or until his or her resignation or removal. A Director may resign by written notice to the Corporation. The resignation is effective upon its receipt by the Corporation or a later time as set forth in the notice of resignation.

4.2 INDEPENDENT DIRECTOR. The Shareholders or Board may designate one (1) or more Directors as an independent Director. Any Director so designated shall be entitled to reasonable compensation in addition to compensation paid to directors generally, as determined by the Shareholders, and reimbursement for expenses reasonably related to performance of duties as an independent director. An independent director must be elected by the shareholders and designated as such by the Shareholders; have at least five (5) years of business, legal or financial experience,

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or other equivalent experience; not be, or during the three (3) years prior to being designated an independent director has not been (i) an officer or employee of the Corporation or any affiliate of the Corporation, (ii) engaged in any business transaction for profit or series of transactions for profit involving more than $10,000.00 with the Corporation or any affiliate of the Corporation,
(iii) an affiliate, executive officer, general partner, or member of the immediate family of any person that had the status or engaged in a transaction described in (i) and (ii) above; not propose to enter into a relationship or transaction described in (i) through (iii) above; and not have an aggregate of more than three (3) years of service as a director of the Corporation, whether or not as an independent director.

4.3 VACANCIES. A vacancy occurring in the Board may be filled by the Shareholders or the Board. A vacancy filled by the Board may be filled for a term of office continuing only until the next election of Directors by the Shareholders.

4.4 ANNUAL MEETINGS. At the place of holding the annual meeting of Shareholders and immediately following the same, the Board of Directors as constituted upon final adjournment of such Shareholder meeting shall convene without notice for the purpose of electing officers and transacting any other business properly brought before it; provided, that the annual meeting in any year may be held at a different time and place than that herein provided by consent of a majority of the Directors of such new Board.

4.5 REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors shall from time to time determine by resolution of the Board of Directors or by waiver of notice and consent. No notice of regular meetings of the board shall be required.

4.6 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairperson of the Board or a majority of the Directors in office at the time of the call, whenever in his/her or their judgment it may be necessary, by giving reasonable notice, either personally or by mail or telegram, of the time and place of such meeting. Any action taken at any such meeting shall not be invalidated for want of notice if such notice shall be waived as herein provided.

4.7 WAIVER OF NOTICE. Notice of the time and place of any meeting of the Board of Directors may be waived in writing or by telegram, radiogram, or cablegram, either before or after such meeting has been held. A Director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless he or she at the beginning of the meeting, or upon his or her arrival, objects to the meeting or the transacting of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting.

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4.8      PURPOSE. Neither the business to be transacted nor the purpose of a regular or special meeting need be specified in the notice or waiver of notice of the meeting.

4.9 ELECTRONIC PARTICIPATION. A Director may participate in a meeting of the Board or of any committee designated by the Board by means of a conference telephone or similar communications equipment through which all persons participating in the meeting can communicate with the other participants. Participation in a meeting pursuant to this subsection constitutes presence in person at the meeting.

4.10 QUORUM. A majority of the Directors then in office, or of the members of a committee thereof, constitutes a quorum for the transaction of business. If there shall be less than a quorum present at any meeting of the Board of Directors, a majority of the Directors present may adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present, at which time any business may be transacted which might have been transacted at the meeting as first convened had there been a quorum present. The vote of the majority of the Directors present at any meeting of the Board or committee thereof at which a quorum is present constitutes the action of the Board or of the committee except that amendment of these By-Laws requires the vote of not less than a majority of the members of the Board then in office.

4.11 APPOINTMENT OF COMMITTEES. The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the Directors of the Corporation. The Board may designate one (1) or more rectors as alternate members of a committee, who may replace an absent or disqualified member at a meeting of the committee. In the absence or disqualification of a member of a committee, the members thereof present at a meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of such an absent or disqualified member. A committee, and each member thereof, shall serve at the pleasure of the Board.

4.12 POWERS OF COMMITTEES. A committee designated pursuant to Section 11 of this Article, to the extent provided in the resolution of the Board, may exercise all powers and authority of the Board in management of the business and affairs of the Corporation. However, such a committee does not have power or authority to do any of the following:

                  (a)      Amend the Articles of Incorporation;

                  (b)      Adopt an agreement of merger or consolidation;

                  (c)      Recommend to Shareholders the sale, lease or

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                  exchange of all or substantially all of the Corporation's
                  property and assets;

                  (d) Recommend to Shareholders a dissolution of the Corporation or a revocation of a dissolution;

                  (e)      Amend the By-Laws of the Corporation;

                  (f)      Fill vacancies in the Board of Directors;

                  (g) Fix compensation of the directors for serving on the Board or on a committee; or

                  (h) Declare a distribution, dividend or authorize the issuance of stock (unless the resolution appointing the committee expressly provides that the committee may do so).

4.13 ACTION BY UNANIMOUS WRITTEN CONSENT. Action required or permitted to be taken pursuant to authorization voted at a meeting of the Board or a committee thereof, may be taken without a meeting if, before or after the action, all members of the Board then in office or of the committee consent to the action in writing. The written consents shall be filed with the minutes of the proceedings of the Board or the committee. The consent has the same effect as a vote of the Board or committee for all purposes.

4.14 ELECTION OF OFFICERS. The Board of Directors of the Corporation shall elect or appoint a president, a secretary and a treasurer and may elect or appoint a chairman of the board. None of said officers, except the chairman of the board, need be a director. The Board of Directors shall have the power to appoint such other officers and agents as the board may deem necessary for the transaction of the business of the Corporation, including the power to appoint one or more vice-presidents and one or more attorneys-in-fact.

4.15 COMPENSATION. Reasonable compensation of Directors and Officers may be fixed by the Board irrespective of any personal interest of any of them.

4.16 PAYMENTS TO BE REIMBURSED. Any payment made to an officer or employee or any expense reimbursed on his or her behalf, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or employee to the Corporation to the full extent of such disallowance. The Board of Directors shall enforce payment of each such amount disallowed.

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5.       DISTRIBUTIONS TO SHAREHOLDERS

5.1 SOURCES. The Board of Directors shall have the power and authority to authorize the Corporation to make distributions to its Shareholders from any source; provided, that no distribution may be made if, after giving it effect, the Corporation would not be able to pay its debts as they become due in the usual course of business, or the Corporation's total assets would be less than the sum of its total liabilities, plus the amount that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution, if any, of Shareholders whose preferential rights are superior to those receiving the distribution.

5.2 MANNER OF PAYMENT. Distributions may be paid in cash, in property, in obligations of the Corporation.

5.3 SHARE DIVIDENDS. Shares of the Corporation may be issued pro rata and without consideration to the Corporation's Shareholders or to the Shareholders of one (1) or more classes or series.

6.       TRANSACTIONS WITH THE CORPORATION: LOANS TO DIRECTORS, OFFICERS OR
         EMPLOYEES

6.1 INTERESTED DIRECTOR OR OFFICER. A transaction in which a Director or Officer is determined to have an interest shall not, because of the interest, be enjoined, set aside, or give rise to an award of damages or other sanctions, in a proceeding by a Shareholder or by or in the right of the Corporation if the person interested in the transaction establishes any of the following:

                  (a) The transaction was fair to the Corporation at the time entered into;

                  (b) The material facts of the transaction and the Director's or officer's interest were disclosed or known to the Board, a committee of the Board, or the independent director or directors and the Board, committee or independent director or directors authorized, approved or ratified the transaction;

                  (c) The material facts of the transaction and the Director's or Officer's interest were disclosed or known to Shareholders entitled to vote and they authorized, approved, or ratified the transaction.

6.2 LOANS TO DIRECTORS, OFFICERS OR EMPLOYEES. The Corporation may lend money to, or guarantee an obligation of, or otherwise assist an Officer or employee of the Corporation or of its subsidiary, including an Officer or employee who is a Director of the Corporation or its subsidiary, when, in the judgment of the

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Board, the loan, guaranty or assistance may reasonably be expected to benefit the Corporation or is pursuant to a plan authorizing loans, guarantees, or assistance, which plan the Board has reasonably determined will benefit the Corporation. The loan, guaranty or assistance may be with or without interest, and may be unsecured, or secured in a manner as the Board approves, including without limitation, a pledge of shares of stock of the Corporation. Nothing in this section shall deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

7.       OFFICERS

7.1 OFFICERS. The officers of the Corporation shall consist of a president, secretary, treasurer and, if approved by the Board, a chairperson of the Board, one or more vice-presidents and such other officers as may be determined by the Board.

7.2 CHAIRPERSON OF THE BOARD. The Chairperson of the Board shall be selected by and from the membership of the Board of Directors. He/she shall preside at all meetings of the Shareholders and of the Board of Directors.

7.3 PRESIDENT. The President shall be the chief executive officer of the Corporation. He/she shall, subject to the control of the Board of Directors, have general and active management of the business of the Corporation, with such general powers and duties of supervision and management as are usually vested in the office of president of a corporation. He/she shall see that all orders and resolutions of the Board of Directors are carried into effect, and shall have such other powers and duties as may be assigned to him/her by the Board of Directors.

7.4 VICE-PRESIDENTS. The Board of Directors may select one or more vice-president who, subject to the control of the president, shall have such powers and duties as may be assigned to each of them by the Board of Directors.

7.5 SECRETARY. The Secretary shall be selected by the Board of Directors. Subject to the control of the Chairperson of the Board, he/she shall attend all meetings of Shareholders and of the Board of Directors, and shall preserve in books of the Corporation, true minutes of the proceedings of all such meetings. He/she shall have such additional powers and duties as may be assigned to him/her by the Board of Directors.

7.6 TREASURER. The Treasurer shall be selected by the Board of Directors. Subject to the control of the President, he/she shall have custody of all corporate funds and securities, and shall keep in books belonging to the Corporation full and accurate accounts of all receipts and disbursements. He/she shall deposit all monies,

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securities and other valuable effects in the name of the Corporation in such depositories as may be designated for the purpose by the Board of Directors. He/she shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chairperson of the Board and the Directors at regular meetings of the Board and whenever requested by them and to the President, an account of all his transactions as Treasurer. He/she shall in general perform all duties incident to the office of treasurer, and shall have such additional powers and duties as may be assigned to him/her by the Board of Directors.

7.7 TERM; REMOVAL OF OFFICERS AND AGENTS; RESIGNATION. AN officer elected or appointed as herein provided shall hold office for the term for which he or she is elected or appointed and until his/her successor is elected or appointed and qualified, or until his/her resignation or removal. Any officer or agent may be removed by the Board of Directors at any time, with or without cause. The removal of an officer shall be without prejudice to his contract rights, if any. The election or appointment of an officer does not of itself create contract rights. An officer may resign by written notice to the Corporation. The resignation is effective upon its receipt by the Corporation or at a subsequent time specified in the notice of resignation.

8.       EXECUTION OF INSTRUMENTS

8.1 MONEY INSTRUMENTS. All checks, drafts and orders for payment of money shall be signed in the name of the Corporation by such officer(s) or agent(s) and in such manner including the use of facsimile signatures as the Board of Directors shall from time to time designate for that purpose.

8.2 OTHER INSTRUMENTS. The Board of Directors shall have power to designate the officers and agents (or a single officer or agent) who shall have authority to execute any contract, conveyance or other instrument or document on behalf of the Corporation. When the execution of any contract, conveyance or other instrument or document has been authorized without specification of the executing officers, the Chairperson of the Board or President may execute the same in the name and on behalf of the Corporation, or any Vice-President, and the Secretary or Assistant Secretary may execute the same in the name, and on behalf of the Corporation.

9.       INDEMNIFICATION OF OFFICERS, DIRECTORS AND EMPLOYEES

9.1 LIMITATION OF PERSONAL LIABILITY OF DIRECTORS. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty. However, this bylaw provision does not eliminate or limit

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the liability of a director for any of the following:

         (a) For any breach of the director's duty of loyalty to the Corporation or its shareholders;

         (b) For acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

         (c) For a violation of Section 551(1} of the Michigan Business Corporation Act;

         (d) For any transaction from which the director derived an improper personal benefit; or

         (e)      For any acts or omissions occurring before March 1, 1987.

9.2 INDEMNIFICATION; ACTIONS BY THIRD PARTIES (OTHER THAN BY STOCKHOLDERS). The Corporation hereby indemnifies any person who was or is a party or is threatened to be made a party to a threatened, pending nor completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, other than an action by or in the right of the Corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, whether for profit or not, against expenses, including attorneys' fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and with respect to any criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful. The termination of an action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

9.3 INDEMNIFICATIONS; ACTIONS BY OR IN RIGHT OF THE CORPORATION (STOCKHOLDER ACTIONS). The Corporation hereby indemnifies a person who was or is a party to or is threatened to be made a party to a threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of

BYLAWS-STANDARD LONG FORM
the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, whether for profit or not, against expenses, including actual and reasonable attorneys' fees, and amounts paid in settlement incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders. However, indemnification shall not be made for a particular claim, issue, or matter in which the person has been found liable to the Corporation unless and only to the extent that the court in which the action or suit was brought has determined upon application that, despite the adjudication of liability but in view of all circumstances, the person is fairly and reasonably entitled to indemnification for the expenses which the Court considers proper.

9.4 INDEMNIFICATION AGAINST EXPENSES; DIRECTORS, OFFICERS, EMPLOYEES, OR AGENTS SUCCESSFUL IN DEFENSE OF PROCEEDINGS OR CLAIMS.

         (a) To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of an action, suit or proceeding referred to in 9.2 or 9.3 or in defense of a claim, issue or matter in the action, suit or proceeding, he or she shall be indemnified against expenses, including actual and reasonable attorneys' fees, incurred by him or her in connection with the action, suit or proceeding and an action, suit or proceeding brought to enforce the mandatory indemnification provided in this Section 9.

         (b) An indemnification under paragraph 9.1 or 9.2, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in paragraph 9.1 or 9.2. This determination shall be made in any of the following ways:

                  (i) By a majority vote of a quorum of the Board consisting of directors who are not parties or threatened to be made parties to the action, suit, or proceeding.

                  (ii) If a quorum described in (i) is not obtainable, then by a majority vote of a committee of directors who are not parties to the action. The committee shall consist of not less than two disinterested directors.

                  (iii)    By independent legal counsel in a written opinion.

                  (iv)     By the shareholders.

BYLAWS-STANDARD LONG FORM

         (c) If a person is entitled to indemnification under paragraph 9.2 or 9.3 for a portion of expenses, including reasonable attorneys' fees, judgments, penalties, fines and amounts paid in settlement, but not for the total amount thereof, the Corporation shall indemnify the person for the portion of the expenses, judgments, penalties, fines or amounts paid in settlement for which the person is entitled to be indemnified.

9.5 ADVANCE PAYMENT; EXPENSE OF DIRECTOR, OFFICER, EMPLOYEE OR AGENT IN DEFENDING ACTION OR PROCEEDING. Expenses incurred in defending a civil or criminal action, suit or proceeding described in paragraph 9.2 or 9.3 shall be paid by the Corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay the expense if it is ultimately determined that the person is not entitled to be indemnified by the Corporation. The undertaking shall be an unlimited general obligation of the person on whose behalf advances are made but need not be secured.

9.6      INDEMNIFICATION NOT EXCLUSIVE.

         (a) The indemnification or advancement of expenses provided under paragraphs 9.1 through 9.5 is not exclusive of other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Corporation's Articles of Incorporation, Bylaws, or a contractual agreement. However, the total amount of expenses advanced or indemnified from all sources combined shall not exceed the amount of actual expenses incurred by the person seeking indemnification or advancement of expenses.

         (b) The indemnification provided for in paragraphs 9.2 through 9.6 continues as to a person who ceases to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of the person.

9.7 MERGER. For purposes of this Article, "Corporation" includes all constituent corporations absorbed in a consolidation or merger and the resulting, or surviving corporation, so that a person who is or was a director, officer, employee, or agent of the constituent corporation or is or was serving at the request of the constituent corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise whether for profit or not shall stand in the same position under the provisions of this paragraph with respect to the resulting or surviving corporation as the person would if he or she had served the resulting or surviving corporation in the same capacity.

BYLAWS-STANDARD LONG FORM

10.      CORPORATE SEAL

         There shall be no corporate seal.

11.      FISCAL YEAR

         The fiscal year of the Corporation shall end on such date as the Board of Directors shall specify.

12.      AMENDMENT OF BY-LAWS

         These by-laws may be altered, amended, added to, rescinded or repealed by the affirmative vote of a majority of the Shares entitled to vote or, except insofar as exercise of such power shall be contrary to the Articles of Incorporation, by the Board of Directors.

Adopted: December 7, 1995

BYLAWS-STANDARD LONG FORM

                                     BY-LAWS

                                       OF

                             CMI INTERNATIONAL, INC.

                             A Michigan Corporation

                                    ARTICLE I

                              SHAREHOLDERS MEETINGS

         Section 1. Annual Meeting. The Annual Meeting of the shareholders shall be held in each year after the expiration of the fiscal year of the Corporation at such time and place as shall be determined by the Board of Directors, for the purpose of electing Directors and of transacting such other business as may properly be brought before the meeting.

         Section 2. Order of Business. The order of business at the Annual Meeting of the shareholders shall be as follows:

         (a)      Roll call;

         (b)      Reading of notice and proof of mailing;

         (c) Annual reports of officers consisting of discussion of: balance sheet as of the end of the preceding fiscal year; statement of income for such fiscal year and if prepared by the Corporation, a statement of source and application of funds for such fiscal year;

         (d)      Election of Directors;

         (e)      Transaction of other business as follows:

                  Unfinished business
                  New business;

         (f)      Adjournment;

provided that in the absence of any objection, the presiding officer may vary the order of business at his discretion.

         Section 3. Special Meetings. A Special Meeting of the shareholders may be called to be held at such time and place as may be designated by the Chairman of the Board, a majority of the Board of Directors, or not less than an aggregate of ten percent (10%) of the outstanding shares of stock of the corporation having the right to vote at such Special Meeting.

         Upon receipt of a notification in writing setting forth the time, place and purpose of such proposed Special Meeting, signed by the Chairman of the Board, a majority of the Board of Directors or not less than an aggregate of ten percent (10%) of the outstanding shares of stock of the Corporation having a right to vote at such Special Meeting, the Secretary of this Corporation shall prepare, sign and mail the notice requisite to such meeting.

         Section 4. Notice of Meetings. Written notice of the time, place and purposes of every meeting of the shareholders of this Corporation shall be given either personally or by mail not less than ten (10) nor more than sixty
(60) days before said meeting upon each shareholder of record of the corporation entitled to vote at such meeting. Notices shall state the authority pursuant to which they are issued as, "by order of" the "Chairman of the Board", "Board of Directors", or "shareholders".

         Section 5. Waiver of Notice. Notice of the time, place and purpose of any meeting of the shareholders of this Corporation may be waived by telegram, radiogram, cablegram, or other writing either before or after such meeting has been held.

         Attendance of a person at a meeting of shareholders, in person or by proxy, constitutes a waiver of notice of the meeting, except when the shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         Section 6. Electronic Participation. A shareholder shall be deemed to be present in person at a meeting of shareholders if such shareholder participates in a meeting of shareholders by a conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other and all participants are advised of the communications equipment and the names of the participants in the conference are divulged to all participants.

         Section 7. Quorum. At every meeting of the shareholders, the holders of record of a majority of the outstanding shares of stock of the Corporation entitled to vote at such meeting, whether present in person or represented by proxy, shall constitute a quorum. If less than a quorum shall be present at any meeting of shareholders, those holders of record of outstanding shares of stock of the corporation entitled to vote at such meeting, present in person or represented by proxy, may adjourn the meeting from time to time without further notice other than by announcement at the meeting, until a quorum shall have been obtained, at which time any business may be transacted which might have been transacted at the meeting as first convened, had there been a quorum.

         Section 8. Record Date. The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the original date fixed for any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock. In such case, such shareholders and only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation or otherwise after any such record date is fixed as aforesaid. Nothing in this Section shall affect the rights of a shareholder and his transferee or transferor as between themselves.

         Section 9. Inspection of List of Shareholders. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make and certify a complete list of the shareholders entitled to vote at a shareholders meeting or any adjournment thereof. The list shall:

         (a) Be arranged alphabetically within each class and series, with the address of and the number of shares held by each shareholder.

         (b)      Be produced at the time and place of the meeting.

         (c) Be subject to inspection by any shareholder during the whole time of the meeting.

         (d) Be prima facie evidence as to who are the share-holders entitled to examine the list or to vote at the meeting.

         Section 10. Inspectors of Election. The Board, in advance of a shareholders meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a shareholders meeting may, and on request of a shareholder entitled to vote thereat shall, appoint one (1) or more inspectors. In case a person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat.

         The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or a shareholder entitled to vote thereat, the inspectors shall make and execute a written report to the person presiding at the meeting of any of the facts found by them and matters determined by them.

         Section 11. Voting Rights. At all times, each holder of record of the common stock of the Corporation shall be entitled to one vote for each share of common stock standing in his name on the books of the Corporation, subject, however, to the full effect of the limitations imposed by the fixed record date for determination of shareholders set forth elsewhere in this Article. A vote may be cast either orally or in writing as determined by the Chairman of the meeting.

         When an action other than the election of Directors is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast by the holders of shares entitled to vote thereon. Directors shall be elected by a plurality of the votes cast at an election.

         Section 12. Vote by Shareholder Corporation. Shares standing in the name of another domestic or foreign corporation may be voted by an officer or agent, or by proxy appointed by an officer or agent or by some other person, who by action of its board or pursuant to its by-laws shall be appointed to vote such shares.

         Section 13. Action by Unanimous Written Consent. Any action required or permitted to be taken at an Annual or Special Meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if all the shareholders entitled to vote thereon consent thereto in writing.

                                   ARTICLE II

                   SHAREHOLDER INSPECTION OF BOOKS OF ACCOUNT
                    AND STOCK BOOKS: REPORTS TO SHAREHOLDERS

         Section 1. Books of Account and Stock Books. The Corporation shall keep books and records of account and minutes of the proceedings of the shareholders, board and executive committee, if any. The Corporation shall keep at its registered office, or at the office of its transfer agent within or without this state, records containing the names and addresses of all share-holders, the number, class and series of shares held by each and the dates when they respectively became holders of record thereof. Any of such books, records or minutes may be in written form or in any other form capable of being converted into written form within a reasonable time. The Corporation shall convert into written form without charge any such record not in such form upon written request of a person entitled to inspect them.

         Section 2. Financial Statements. Within four months of the end of its fiscal year, the Corporation shall mail to each shareholder its balance sheet as of the end of the preceding fiscal year; its statement of income for such fiscal year; and, if prepared by the Corporation, its statement of source and application of funds for such fiscal year. The same shall be furnished to any shareholder at any time upon written request from such shareholder.

         Section 3. Examination of Stock Books. A person who is a shareholder of record of the Corporation, upon at least ten (10) days' written demand, may examine for any proper purpose in person or by agent or attorney, during usual business hours, its minutes of shareholders meeting and record of shareholders and make extracts therefrom, at the places where they are kept.

         Section 4. Circuit Court. The Corporation recognizes that upon proof by a shareholder of a proper purpose, a circuit court may compel production for examination by the shareholder of the books and records of account, minutes, and record of shareholders of the Corporation, and may allow the shareholder to make extracts therefrom.

                                   ARTICLE III

                                  CAPITAL STOCK

         Section 1. Certificates. Every shareholder of this Corporation shall be entitled to a certificate of his shares signed by the President or Vice president and the secretary or Assistant secretary, certifying the number and class of shares represented by such certificate; provided that where such certificate is signed by a transfer agent acting on behalf of this Corporation, and by a registrar, the signature of any such president, Vice president, secretary or Assistant Secretary may be facsimile.

         Section 2. Transfer. Shares shall be transferable only on the books of the Corporation by the person named in the certificate, or by attorney lawfully constituted in writing, and upon surrender of the certificates therefor. A record shall be made of every such transfer and issue. Whenever any transfer is made for collateral security and not absolutely, the fact shall be so ex-pressed in the entry of such transfer.

         Section 3. Shareholders. The Corporation shall have the right to treat the registered holder of any share as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have express or other notice thereof, save as may be otherwise provided by statute.

         Section 4. Lien for Stockholders Indebtedness. The Corporation shall have a lien upon the capital stock of any holder thereof who is indebted to the Corporation in any way and shall have the right to cancel the holder's right in such amount of the capital stock as is equivalent to such Indebtedness in payment and satisfaction thereof and the discharge of such lien. Further, the Corporation shall have the right to not accept any transfer of capital stock by the holder thereof which will impair the security of its lien for the balance of the indebtedness then owing by such holder to the Corporation.

         Section 5. Transfer Agent and Registrar. The Board of Directors may appoint a transfer agent and a registrar of transfer, and may require all certificates of shares to bear the signature of such transfer agent and of such registrar of transfers.

         Section 6. Regulations. The Board of Directors shall have power and authority to make such rules and regulations as the Board shall deem expedient regulating the issue, transfer and registration of certificates for share of this Corporation.

                                   ARTICLE IV

                               BOARD OF DIRECTORS

         Section 1. Number and Term of Office. The business, property and affairs of the Corporation shall be managed by a Board of Directors composed of one (1) or more members who need not be shareholders. The number of Directors for the Board of Directors shall be determined as three (3) at the time of adoption of these By-Laws, and thereafter, the number of Directors shall be determined from time to time by resolution adopted by a majority of the Board. At each Annual Meeting of shareholders, the shareholders shall elect Directors to hold office until the succeeding Annual Meeting. A Director shall hold office for the term for which he is elected and until his successor is elected and qualified, or until his resignation or removal. A Director may resign by written notice to the Corporation. The resignation is effective upon its receipt by the Corporation or a subsequent time as set forth in the notice of resignation.

         Section 2. Vacancies. A vacancy occurring in the Board may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board. A directorship to be filled because of an increase in the number of Directors or to fill a vacancy may be filled by the Board for a term of office continuing only until the next election of Directors by the shareholders.

         Section 3. Organizational Meeting. At the place of holding the Annual Meeting of shareholders and immediately following the same, the Board of Directors as constituted upon final adjournment of such Annual Meeting shall convene without notice for the purpose of electing officers and transacting any other business properly brought before it; provided, that the organizational meeting in any year may be held at a different time and place than that herein provided by consent of a majority of the Directors of such new Board.

         Section 4. Regular Meetings. Regular Meetings of the Board of Directors shall be held at such time and place as the Board of Directors shall from time to time determine by resolution of the Board of Directors or by Waiver of Notice and Consent. NO notice of Regular Meetings of the Board shall be required.

         Section 5. Special Meetings. Special Meeting of the Board of Directors may be called by the Chairman of the Board or a majority of the Directors in office at the time of the call, whenever in his or their judgment it may be necessary, by giving reasonable notice, either personally or by mail or telegram, of the time and place of such meeting. Any action taken at any such meeting shall not be invalidated for want of notice if such notice shall be waived as herein provided.

         Section 6. Waiver of Notice. Notice of the time and place of any meeting of the Board of Directors of this Corporation may be waived in writing or by telegram, radiogram, or cablegram, either before or after such meeting has been held.

         Section 7. Purpose. Neither the business to be transacted nor the purpose of a Regular or Special Meeting need be specified in the notice or waiver of notice of the meeting.

         Section 8. Electronic Participation. A member of the Board or a committee designated by the Board may participate in a meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this subsection constitutes presence in person at the meeting.

         Section 9. Quorum. A majority of the Directors in office or of the members of a committee thereof at the time of a meeting of the Board shall constitute a quorum for the transaction of business. If there shall be less than a quorum present at any meeting of the Board of Directors, a majority of the Directors present may adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present, at which time any business may be transacted which might have been transacted at the meeting as first convened had there been a quorum present. The acts of a majority of the Directors present at any meeting at which a quorum is present shall be the acts of the Board or of the committee except that amendment of the

By-Laws requires the vote of not less than a majority of the members of the Board then in office.

         Section 10. Appointment of Committees. The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the Directors of the Corporation. The Board may designate one (1) or more Directors as alternate members of a committee, who may replace an absent or disqualified member at a meeting of the committee. In the absence or disqualification of a member of a committee, the members thereof present at a meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of such an absent or disqualified member. A committee, and each member thereof, shall serve at the pleasure of the Board.

         Section 11. Powers of Committees. A committee to the extent provided in the resolution of the Board, may exercise all powers and authority of the Board in management of the business and affairs of the Corporation. However, such a committee does not have power or authority to:

         (a)      Amend the Articles of Incorporation;

         (b)      Adopt an agreement of merger or consolidation;

         (c) Recommend to shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

         (d) Recommend to shareholders a dissolution of the Corporation or a revocation of a dissolution;

         (e)      Amend the By-Laws of the Corporation;

         (f)      Fill vacancies in the Board of Directors;

         (g) Fix compensation of the Directors for serving on the Board or on a committee; or

         (h) Declare a stock dividend or authorize the issuance of stock (unless the resolution appointing the committee expressly provided that the committee may do so).

         Section 12. Action by Unanimous Written Consent. Action required or permitted to be taken pursuant to authorization voted at a meeting of the Board or a committee thereof, may be taken without a meeting if, before or after the action, all members of the Board or of the committee consent thereto in writing. The written consents shall be filed with the minutes of the proceedings of the Board or the committee. The consent has the same effect as a vote of the Board or committee for all purposes.

         Section 13. Election of Officers. The Board of Directors of the Corporation shall select a President, a Secretary and a Treasurer and may elect a Chairman of the Board. None of said officers, except the Chairman of the Board, need be a Director. The Board of Directors shall have the power to appoint such other officers and agents as the Board may deem necessary for the trans-action of the business of the Corporation, including the power to appoint one or more Vice Presidents and one or more attorneys-in-fact to convey or deal with corporate real estate.

         Section 14. Removal of Officers and Agents. Any officer or agent may be removed by the Board of Directors at any time, with or without cause. The removal of an officer shall be without prejudice to his contract rights, if any. The election or appointment of an officer does not of itself create contract rights.

         Section 15. Compensation. Reasonable compensation of Directors and officers may be fixed by the Board.

         Section 16. Payments to be Reimbursed. Any payments made to an officer or employee of the Corporation such as salary, commission, bonus, interest, or rent, or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or employee to the Corporation to the full extent of such disallowance. The Directors shall enforce payment of each amount disallowed. In lieu of payment by the officer or employee, subject to the determination of the Directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered.

                                    ARTICLE V

                             DIVIDENDS AND RESERVES

         Section 1. Sources. The Board of Directors shall have power and authority to declare dividends from the following sources:

         (a)      From Earned Surplus (including current earnings);

         (b) From Capital Surplus (including from appreciation of the value of the assets of the Corporation);

         (c) From any other source or sources which may be permitted by statute.

         Section 2. Manner of Payment. Dividends may be paid in cash, in property, in obligations of the Corporation, or in shares of the capital stock of the Corporation.

         Section 3. Reserves. The Board of Directors shall have power and authority to set apart, out of any funds available for dividends, such reserve or reserves for any proper purpose, as the Board in its discretion shall approve; and the Board shall have power and authority to abolish any reserve created by the Board.

                                   ARTICLE VI

                       TRANSACTIONS WITH THE CORPORATION:
                    LOANS TO DIRECTORS, OFFICERS OR EMPLOYEES

         Section 1. Interested Directors. A contract or other transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and a foreign or domestic corporation, firm or association of any type or kind in which one or more of its directors or officers are directors or officers, or are otherwise interested, is not void or voidable solely because of such common directorship, officership or interest, or Solely because such directors are present at the meeting of the Board or committee thereof which authorizes or approves the contract or transaction, or soley because their votes are counted for such purpose if any of the following conditions is satisfied:

         (a) The contract or other transaction is fair and reasonable to the Corporation when it is authorized, approved or ratified;

         (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or known to the Board or committee and the Board or committee authorizes, approves or ratifies the contract or transaction by a vote sufficient for the purpose without counting the vote of any common or interested director;

         (c) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or known to the shareholders, and they authorize, approve or ratify the contract or transaction.

         Section 2. Loans to Directors, Officers, or Employees. The Corporation may lend money to, or guarantee an obligation of, or otherwise assist an officer or employee of the Corporation or of its subsidiary, including an officer or employee who is a Director of the Corporation or its subsidiary, when, in the judgments of the Board, the loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or assistance may be with or without interest, and may be unsecured or secured in such manner as the Board approves, including without limitation, a pledge of shares of stock of the Corporation. Nothing in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

                                   ARTICLE VII

                                    OFFICERS

         Section 1. Chairman of the Board. The Chairman of the Board shall be selected by and from the membership of the Board of Directors. He shall preside at all meetings of the shareholders and of the Board of Directors.

         Section 2. President. The president shall be the chief executive officer of the Corporation. He shall, subject to the control of the Board of Directors, have general and active management of the business of the Corporation, with such general powers and duties of supervision and management as are usually vested in the office of president of a corporation. He shall see that all orders and resolutions of the Board of Directors are carried into effect, and shall have such other powers and duties as may be assigned to him by the Board of Directors.

         Section 3. Vice Presidents. The Board of Directors may select one or more vice presidents who, subject to the control of the President, shall have such powers and duties as may be assigned to each of them by the Board of Directors.

         Section 4. Secretary. The Secretary shall be selected by the Board of Directors. Subject to the control of the Chairman of the Board, he shall attend all meetings of shareholders and of

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

the Board of Directors, and shall preserve in books of the Corporation, true minutes of the proceedings of all such meetings. He shall have such additional powers and duties as may be assigned to him by the Board of Directors.

         Section 5. Treasurer. The Treasurer shall be selected by the Board of Directors. Subject to the control of the President, he shall have custody of all corporate funds and securities, and shall keep in books belonging to the Corporation full and accurate accounts of all receipts and disbursements. He shall deposit all moneys, securities and other valuable effects in the name of the Corporation in such depositories as may be designated for the purpose by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Directors at regular meetings of the Board and whenever requested by them and to the President, an account of all his transactions as Treasurer. He shall in general perform all duties incident to the office of Treasurer, and shall have such additional powers and duties as may be assigned to him by the Board of Directors.

                                  ARTICLE VIII

                            EXECUTION OF INSTRUMENTS

         Section 1. Money Instruments. All checks, drafts and orders for payment of money shall be signed in the name of the Corporation, and shall be countersigned by such officers or agents and in such manner including the use of facsimile signatures as the Board of Directors shall from time to time designate for that purpose.

         Section 2. Other Instruments. The Board of Directors shall have power to designate the officers and agents who shall

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have authority to execute any contract, conveyance or other instrument or document on behalf of the Corporation. When the execution of any contract, conveyance or other instrument or document has been authorized without specification of the executing officers, the Chairman of the Board or President may execute the same in the name and on behalf of the Corporation, or any Vice President, and the Secretary or Assistant Secretary may execute the same in the name and on behalf of the Corporation.

                                   ARTICLE IX

                          INDEMNIFICATION OF OFFICERS,
                         DIRECTORS, EMPLOYEES AND AGENTS

         Section 1. Indemnification; Actions by Third Parties. The Corporation hereby indemnifies any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or its

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

shareholders, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         Section 2. Indemnification; Actions by or in Right of the Corporation. The Corporation hereby indemnifies any person who was or is a party to OR is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or its shareholders and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         Section 3. Indemnification Against Expenses; Directors, Officers, Employees, or Agents Successful in Defense of Proceedings or Claims.

         1. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 or 2 or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including

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

attorneys' fees) actually and reasonably incurred by him in connection therewith.

         2. Any indemnification under sections 1 or 2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections 1 and 2. Such determination shall be made in either of the following ways:

         (a) By the board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding.

         (b) If such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion.

         (c)      By the shareholders.

         Section 4. Advance Payment; Expense of Director, Officer, Employee, or Agent in Defending Action or Proceeding. Expenses incurred in defending a civil or criminal action, suit or proceeding described in sections 1 or 2 may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in subsection (2) of section 3 upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation.

         Section 5. Validity of Indemnification Provisions in Articles, Bylaws, Resolutions, or Agreements. A provision made to indemnify directors or officers in any action, suit or proceeding referred to in sections 1 or 2, whether contained in the articles of incorporation, the bylaws, a resolution of shareholders or directors, an agreement or otherwise, shall be invalid only insofar as it is in conflict with sections 1 to 5.

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

Nothing contained in sections 1 to 5 shall affect any rights to indemnification to which persons other than directors and officers may be entitled by contract or otherwise by law. The indemnification provided in sections l to 5 continues as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         Section 6. Liability Insurance for Directors, Officers. Employees, or Agents. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have power to indemnify him against such liability under sections 1 to 5.

         Section 7. Definitions. For the purposes of sections 1 to 6 "other enterprises" shall include employee benefit plans; "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and "serving at the request of the Corporation" shall include any service as a director, officer, employee, or agent of the Corporation which imposes duties on, or involves services by, the director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be considered to have acted in a manner "not opposed to the best interests of the Corporation or its shareholders" as referred to in sections 1 and 2.

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

                                    ARTICLE X

                                 CORPORATE SEAL

         There shall be no corporate seal.

                                   ARTICLE XI

                                   FISCAL YEAR

         The fiscal year of the Corporation shall end on such date as the Board of Directors shall specify.

                                   ARTICLE XII

                              AMENDMENT OF BY-LAWS

         The Board of Directors of the Corporation shall have power to alter, amend, add to, rescind or repeal the By-Laws of the Corporation by the affirmative vote of the majority of the Directors in office.

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